UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

| |   Definitive Additional Materials

| |   Soliciting Material Pursuant to Sec. 240.14a-12

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           --------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------
      (5)  Total fee paid:

         --------------------------------------------------------------------
| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           --------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------
      (3)  Filing Party:

           --------------------------------------------------------------------
      (4)  Date Filed:

                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-859-8508

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 20, 2018

This is the formal agenda for your fund's annual meeting of shareholders. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

The annual meeting of shareholders of each of the above registered investment companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on Thursday, September 20, 2018 at 1:00 p.m. Eastern time, to consider the following:

1. To elect three Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, two by the holders of Common and Preferred Shares voting together as a single class, and one by the holders of Preferred Shares voting as a separate class, and (ii) with respect to each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust and Pioneer High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three-year term or until a successor is elected.

2. To consider any other business that may properly come before the meeting.

Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

Shareholders of record as of the close of business on July 10, 2018 are entitled to vote at the meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 20, 2018: This Notice and the Proxy Statement are available on the internet at vote.proxyonline.com/docs/pioneerclosedendfunds.

                                        By Order of each Board of Trustees,

                                        Christopher J. Kelley, Secretary

Boston, Massachusetts
July 30, 2018

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                           This page for your notes.

                               PROXY STATEMENT OF
                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-859-8508

                         ANNUAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call the fund at 1-800-710-0935.

                                  INTRODUCTION

This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 1:00 p.m., Eastern time, on Thursday, September 20, 2018, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders. You may call the funds at 1-800-710-0935 for information on how to obtain directions to be able to attend the meeting and vote in person.

This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about July 27, 2018. The annual report for each fund for its most recently completed fiscal year previously was mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

Shareholders of record of each fund as of the close of business on July 10, 2018 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee in Proposal 1. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

Shareholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

Introduction

Shareholders of each fund are being asked to consider the election of Mr. Perna, Ms. Piret and Mr. Ricciardi to the Board of Trustees of each fund. Each nominee currently serves as a Trustee of each fund and has served in that capacity continuously since originally elected or appointed.

Mr. Perna, Ms. Piret and Mr. Ricciardi stand for election as their terms expire in 2018. Each nominee was most recently elected by shareholders in 2015. If elected, each of Mr. Perna, Ms. Piret and Mr. Ricciardi shall hold office for a three-year term and until his or her successor is elected and qualified.

Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of Mr. Perna, Ms. Piret and Mr. Ricciardi as Trustees of each fund.

Trustee Class Designations and Terms of Office

Each fund's Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of Trustees of the fund and that there shall be at least one and no more than fifteen Trustees. Each fund currently has nine Trustees.

The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Pursuant to each fund's Agreement and Declaration of Trust, each fund's Board of Trustees is divided into three staggered term classes - Class I, Class II and Class III. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period.

For each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Holders of the Preferred Shares of each fund that has Preferred Shares outstanding are entitled to elect two trustees of that fund.

Trustee Class Designations and Terms of Office

Currently, the designations and terms of office of each class of Trustees of each fund are as follows:

   Pioneer Diversified High Income Trust
     Class I Trustees --    Mr. Friedman, Ms. Graham and Mr. Taubes. Terms expire
                            in 2020.
     Class II Trustees --   Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms expire at the upcoming 2018 annual meeting. Each Trustee is nominated
                            for election at the meeting.
     Class III Trustees --  Mr. Bock, Ms. Jones and Ms. Monchak. Terms expire in 2019.

   Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer
   Municipal High Income Advantage Trust
     Class I Trustees --    Mr. Bock, Ms. Jones and Ms. Monchak. Terms expire
                            in 2019.
     Class II Trustees --   Mr. Friedman, Ms. Graham and Mr. Taubes. Terms expire
                            in 2020.
     Class III Trustees --  Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms expire at the upcoming 2018 annual meeting. Each Trustee is nominated
                            for election at the meeting.

   Pioneer High Income Trust
     Class I Trustees --    Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms expire at the upcoming 2018 annual meeting. Each Trustee is nominated
                            for election at the meeting.
     Class II Trustees --   Mr. Bock, Ms. Jones and Ms. Monchak. Terms expire
                            in 2019.
     Class III Trustees --  Mr. Friedman, Ms. Graham and Mr. Taubes. Terms expire in 2020.

Mr. Bock and Ms. Piret are designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares. As noted above, Ms. Piret's term expires at the upcoming 2018 annual meeting. Consequently, holders of Preferred Shares of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust are being asked to vote as a separate class at the upcoming 2018 annual meeting to elect Ms. Piret.

With respect to Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust the holders of Common Shares and the holders of Preferred Shares are being asked to vote together as a single class at the upcoming 2018 annual meeting to elect Mr. Perna and Mr. Ricciardi. With respect to Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust and Pioneer High Income Trust the holders of Common Shares are being asked to vote at the upcoming 2018 annual meeting to elect Mr. Perna, Ms. Piret and Mr. Ricciardi,

                  Information Regarding Nominees and Trustees

The following table sets forth for each nominee and Trustee, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered funds for which Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and
Position Held   Term of Office and                                         Other Directorships
With the Fund   Length of Service        Principal Occupation              Held by Trustee
-----------------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
-----------------------------------------------------------------------------------------------------
Thomas J.       Pioneer Diversified      Private investor (2004 -- 2008    Director, Broadridge
Perna (67)      High Income Trust:       and 2013 -- present); Chairman    Financial Solutions, Inc.
Chairman of the Class II Trustee since   (2008 -- 2013) and Chief          (investor
Board and       2007. Term expires in    Executive Officer (2008 -- 2012), communications and
Trustee         2018.                    Quadriserv, Inc. (technology      securities processing
                                         products for securities lending   provider for financial
Nominee         Pioneer Floating Rate    industry); and Senior Executive   services industry) (2009
                Trust: Class III Trustee Vice President, The Bank of New   -- present); Director,
                since 2006. Term expires York (financial and securities    Quadriserv, Inc. (2005 --
                in 2018.                 services) (1986 -- 2004)          2013); and
                                                                           Commissioner, New
                Pioneer High Income                                        Jersey State Civil Service
                Trust: Class I Trustee                                     Commission (2011 --
                since 2006. Term expires                                   2015)
                in 2018.
                Pioneer Municipal
                High Income Trust:
                Class III Trustee since
                2006. Term expires in
                2018.

                Pioneer Municipal
                High Income
                Advantage Trust: Class
                III Trustee since 2006.
                Term expires in 2018.
-----------------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                          Other Directorships
With the Fund  Length of Service         Principal Occupation              Held by Trustee
---------------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
---------------------------------------------------------------------------------------------------
David R. Bock  Pioneer Diversified       Managing Partner, Federal City    Director of New York
(74)           High Income Trust:        Capital Advisors (corporate       Mortgage Trust
               Class III Trustee since   advisory services company)        (publicly-traded
Trustee        2007. Term expires in     (1997 -- 2004 and 2008 --         mortgage REIT) (2004 --
               2019.                     present); Interim Chief Executive 2009, 2012 - present);
                                         Officer, Oxford Analytica, Inc.   Director of The Swiss
               Pioneer Floating Rate     (privately held research and      Helvetia Fund, Inc.
               Trust: Class I Trustee    consulting company) (2010);       (closed-end fund) (2010
               since 2005. Term expires  Executive Vice President and      -- 2017); Director of
               in 2019.                  Chief Financial Officer, I-trax,  Oxford Analytica, Inc.
                                         Inc. (publicly traded health care (2008 -- present); and
               Pioneer High Income       services company) (2004 --        Director of Enterprise
               Trust: Class II Trustee   2007); and Executive Vice         Community Investment,
               since 2005. Term expires  President and Chief Financial     Inc. (privately-held
               in 2019.                  Officer, Pedestal Inc. (internet- affordable housing
                                         based mortgage trading            finance company)
               Pioneer Municipal         company) (2000 -- 2002);          (1985 -- 2010)
               High Income Trust:        Private Consultant (1995 --
               Class I Trustee since     1997); Managing Director,
               2005. Term expires in     Lehman Brothers (1992 --
               2019. Elected by          1995); Executive, The World
               Preferred Shares only.    Bank (1979 -- 1992)

               Pioneer Municipal
               High Income
               Advantage Trust: Class I
               Trustee since 2005. Term
               expires in 2019. Elected
               by Preferred Shares only.

----------------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                      Other Directorships
With the Fund  Length of Service        Principal Occupation           Held by Trustee
-------------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
-------------------------------------------------------------------------------------------------
Benjamin M.    Pioneer Diversified      William Joseph Maier Professor Trustee, Mellon
Friedman (73)  High Income Trust:       of Political Economy, Harvard  Institutional Funds
               Class I Trustee since    University (1972 -- present)   Investment Trust and
Trustee        2008. Term expires in                                   Mellon Institutional Funds
               2020.                                                   Master Portfolio (oversaw
                                                                       17 portfolios in fund
               Pioneer Floating Rate                                   complex) (1989 - 2008)
               Trust: Class II Trustee
               since 2008. Term expires
               in 2020.

               Pioneer High Income
               Trust: Class III Trustee
               since 2008. Term expires
               in 2020.

               Pioneer Municipal
               High Income Trust:
               Class II Trustee since
               2008. Term expires in
               2017.

               Pioneer Municipal
               High Income
               Advantage Trust: Class
               II Trustee since 2008.
               Term expires in 2020.
-------------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                       Other Directorships
With the Fund  Length of Service        Principal Occupation            Held by Trustee
-------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
-------------------------------------------------------------------------------------------
Margaret B.W.  Pioneer Diversified      Founding Director, Vice-        None
Graham (71)    High Income Trust:       President and Corporate
               Class I Trustee since    Secretary, The Winthrop Group,
Trustee        2007. Term expires in    Inc. (consulting firm) (1982 --
               2020.                    present); Desautels Faculty of
                                        Management, McGill University
               Pioneer Floating Rate    (1999 -- 2017); and Manager of
               Trust: Class II Trustee  Research Operations and
               since 2003. Term expires Organizational Learning, Xerox
               in 2020.                 PARC, Xerox's advance research
                                        center (1990-1994)
               Pioneer High Income
               Trust: Class III Trustee
               since 2002. Term expires
               in 2020.

               Pioneer Municipal
               High Income Trust:
               Class II Trustee since
               2003. Term expires in
               2020.

               Pioneer Municipal
               High Income
               Advantage Trust: Class
               II Trustee since 2003.
               Term expires in 2020.
-------------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                       Other Directorships
With the Fund  Length of Service        Principal Occupation            Held by Trustee
------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
-------------------------------------------------------------------------------------------
Lorraine H.    Pioneer Diversified      Chief Investment Officer, 1199  None
Monchak (62)   High Income Trust:       SEIU Funds (healthcare workers
               Class III Trustee since  union pension funds) (2001 --
Trustee        2015. Term expires in    present); Vice President --
               2019.                    International Investments
                                        Group, American International
               Pioneer Floating Rate    Group, Inc. (insurance
               Trust: Class I Trustee   company) (1993 -- 2001); Vice
               since 2015. Term expires President Corporate Finance and
               in 2019.                 Treasury Group, Citibank,
                                        N.A.(1980 -- 1986 and 1990 --
               Pioneer High Income      1993); Vice President --
               Trust: Class II Trustee  Asset/Liability Management
               since 2015. Term expires Group, Federal Farm Funding
               in 2019.                 Corporation (government-
                                        sponsored issuer of debt
               Pioneer Municipal        securities) (1988 -- 1990);
               High Income Trust:       Mortgage Strategies Group,
               Class I Trustee since    Shearson Lehman Hutton, Inc.
               2015. Term expires in    (investment bank) (1987 --
               2019.                    1988); Mortgage Strategies
                                        Group, Drexel Burnham
               Pioneer Municipal        Lambert, Ltd. (investment bank)
               High Income              (1986 -- 1987)
               Advantage Trust: Class I
               Trustee since 2015. Term
               expires in 2019.
-------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                      Other Directorships
With the Fund  Length of Service        Principal Occupation           Held by Trustee
----------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
----------------------------------------------------------------------------------------------
Marguerite A.  Pioneer Diversified      President and Chief Executive  Director of New America
Piret (70)     High Income Trust:       Officer, Newbury Piret Company High Income Fund, Inc.
               Class II Trustee since   (investment banking firm)      (closed-end investment
Trustee        2007. Term expires in    (1981 -- present)              company) (2004 --
Nominee        2018.                                                   present); and Member,
                                                                       Board of Governors,
               Pioneer Floating Rate                                   Investment Company
               Trust: Class III Trustee                                Institute (2000 -- 2006)
               since 2003. Term expires
               in 2018.

               Pioneer High Income
               Trust: Class I Trustee
               since 2002. Term expires
               in 2018.

               Pioneer Municipal
               High Income Trust:
               Class III Trustee since
               2003. Term expires in
               2018. Elected by
               Preferred Shares only.

               Pioneer Municipal
               High Income
               Advantage Trust: Class
               III Trustee since 2003.
               Term expires in 2018.
               Elected by Preferred
               Shares only.
-----------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                        Other Directorships
With the Fund  Length of Service        Principal Occupation             Held by Trustee
--------------------------------------------------------------------------------------------
Independent Trustees and Nominees:
--------------------------------------------------------------------------------------------
Fred J.        Pioneer Diversified      Consultant (investment           None
Ricciardi (71) High Income Trust:       company services) (2012 --
               Class II Trustee since   present); Executive Vice
Trustee        2014. Term expires in    President, BNY Mellon (financial
Nominee        2018.                    and investment company
                                        services) (1969 -- 2012);
               Pioneer Floating Rate    Director, BNY International
               Trust: Class III Trustee Financing Corp. (financial
               since 2014. Term expires services) (2002 -- 2012);
               in 2018.                 Director, Mellon Overseas
                                        Investment Corp. (financial
               Pioneer High Income      services) (2009 -- 2012)
               Trust: Class I Trustee
               since 2014. Term expires
               in 2018.

               Pioneer Municipal
               High Income Trust:
               Class III Trustee since
               2014. Term expires in
               2018.

               Pioneer Municipal
               High Income
               Advantage Trust: Class
               III Trustee since 2014.
               Term expires in 2018.
--------------------------------------------------------------------------------------------

Name, Age and
Position Held   Term of Office and                                           Other Directorships
With the Fund   Length of Service        Principal Occupation                Held by Trustee
------------------------------------------------------------------------------------------------
Interested Trustees and Nominee*:
------------------------------------------------------------------------------------------------
Lisa M. Jones   Pioneer Diversified      Director, CEO and President of      None
(56)*           High Income Trust:       Amundi Pioneer Asset
                Class III Trustee since  Management USA, Inc. (since
Trustee,        2014. Term expires in    September 2014); Director, CEO
President and   2019.                    and President of Amundi
Chief Executive                          Pioneer Asset Management, Inc.
Officer         Pioneer Floating Rate    (since September 2014);
                Trust: Class I Trustee   Director, CEO and President of
                since 2014. Term expires Amundi Pioneer Distributor, Inc.
                in 2019.                 (since September 2014);
                                         Director, CEO and President of
                Pioneer High Income      Amundi Pioneer Institutional
                Trust: Class II Trustee  Asset Management, Inc. (since
                since 2014. Term expires September 2014); Chair, Amundi
                in 2019.                 Pioneer Asset Management
                                         USA, Inc., Amundi Pioneer
                Pioneer Municipal        Distributor, Inc. and Amundi
                High Income Trust:       Pioneer Institutional Asset
                Class I Trustee since    Management, Inc. (September
                2014. Term expires in    2014 -- 2018); Managing
                2019.                    Director, Morgan Stanley
                                         Investment Management (2010
                Pioneer Municipal        -- 2013); Director of Institutional
                High Income              Business, CEO of International,
                Advantage Trust: Class I Eaton Vance Management
                Trustee since 2014. Term (2005 -- 2010)
                expires in 2019.


------------------------------------------------------------------------------------------------

Name, Age and
Position Held Term of Office and                                         Other Directorships
with the Fund Length of Service        Principal Occupation              Held by Trustee
--------------------------------------------------------------------------------------------
Interested Trustees and Nominee*:
--------------------------------------------------------------------------------------------
Kenneth J.    Pioneer Diversified      Director and Executive Vice       None
Taubes (60)*  High Income Trust:       President (since 2008) and Chief
              Class I Trustee since    Investment Officer, U.S. (since
Trustee       2014. Term expires in    2010) of Amundi Pioneer Asset
              2020.                    Management USA, Inc.;
                                       Executive Vice President and
              Pioneer Floating Rate    Chief Investment Officer, U.S. of
              Trust: Class II Trustee  Amundi Pioneer (since 2008);
              since 2014. Term expires Executive Vice President of
              in 2020.                 Amundi Pioneer Institutional
                                       Asset Management, Inc. (since
              Pioneer High Income      2009); Portfolio Manager of
              Trust: Class III Trustee Amundi Pioneer (since 1999)
              since 2014. Term expires
              in 2020.

              Pioneer Municipal
              High Income Trust:
              Class II Trustee since
              2014. Term expires in
              2020.

              Pioneer Municipal
              High Income
              Advantage Trust:
              Class II Trustee since
              2014. Term expires in
              2020.
--------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are an officer or director of each fund's investment adviser and certain of its affiliates.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing each fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

During the most recent fiscal year of each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the Board of Trustees held 6 meetings. During the most recent fiscal year of Pioneer Diversified High Income Trust, the Board of Trustees held 7 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

The funds do not have a policy on Trustee attendance at the annual meeting of shareholders. For each fund, no Trustees attended the 2017 annual meeting of shareholders.

The Trustees were selected or nominated to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi Pioneer and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

Each fund's Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the funds' affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

During the most recent fiscal year for each fund, the Audit, Governance and Nominating, Independent Trustees, Policy Administration and Valuation Committees of each fund held the following meetings:

                       4/30/2018  11/30/2017 3/31/2018  4/30/2018  3/31/2018
----------------------------------------------------------------------------------------
                                                                     Pioneer
                        Pioneer     Pioneer   Pioneer    Pioneer    Municipal
                      Diversified   Floating   High     Municipal  High Income
                      High Income    Rate     Income   High Income  Advantage
                         Trust       Trust     Trust      Trust       Trust
----------------------------------------------------------------------------------------
Audit Committee            9          9          9          8           8
Governance and
Nominating Committee       4          5          5          5           5
Independent Trustees
Committee                  10         6          6          6           6
Policy Administration
Committee                  4          4          4          4           4
Valuation Committee        5          5          5          5           5

Independent Trustees Committee: David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee: David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.

Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE American listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

     o Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

The Audit Committee charter is available on Amundi Pioneer's website: www.us.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Mr. Bock, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed with the independent auditors by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200 T; and (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2017, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2018 and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2018.

The members of each fund's Audit Committee are:

    David R. Bock (Chair)
    Benjamin M. Friedman
    Lorraine H. Monchak
    Marguerite A. Piret

Governance and Nominating Committee: Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.

All members of the Governance and Nominating Committee are independent under the applicable NYSE and NYSE American listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Amundi Pioneer's website: http://us.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee's commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company; (iv) the nominee's ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of each fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Governance and Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Trustee.

With respect to the re-nomination of an existing Independent Trustee, the Governance and Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

Valuation Committee: David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Amundi Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each fund's valuation procedures.

Policy Administration Committee: Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.

The Policy Administration Committee, among other things, oversees and monitors each fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds' policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi Pioneer and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a fund.

Most of the funds' investment management and business operations are carried out by or through Amundi Pioneer, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the funds' service providers could have a material adverse effect on a fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Amundi Pioneer and the affiliates of Amundi Pioneer, or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds' and Amundi Pioneer's chief compliance officer and Amundi Pioneer's chief risk officer and director of internal audit, as well as various personnel of Amundi Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Amundi Pioneer and its affiliates or other service providers. Because most of the funds' operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, each fund's ability to manage risk is subject to substantial limitations.

It is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2018. Beneficial ownership is determined in accordance with Securities and Exchange Commission ("SEC") rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2018. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2018. The dollar ranges in this table are in accordance with SEC requirements.

                                                  Aggregate Dollar
                                                   Range of Equity
                                                  Securities in All
                                                   Pioneer Funds
                               Dollar Range of    Overseen or to be
                              Equity Securities     Overseen by
Name of Trustee or Nominee      in each Fund     Trustee or Nominee
-------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Lisa M. Jones                     $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Kenneth J. Taubes                 $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------

                                                  Aggregate Dollar
                                                   Range of Equity
                                                  Securities in All
                                                   Pioneer Funds
                               Dollar Range of    Overseen or to be
                              Equity Securities     Overseen by
Name of Trustee or Nominee      in each Fund     Trustee or Nominee
-------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  David R. Bock                     $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Benjamin M. Friedman              $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Margaret B.W. Graham              $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Lorraine H. Monchak               $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Thomas J. Perna                   $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Marguerite A. Piret               $0(3)        Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------

                                                  Aggregate Dollar
                                                   Range of Equity
                                                  Securities in All
                                                   Pioneer Funds
                               Dollar Range of    Overseen or to be
                              Equity Securities     Overseen by
Name of Trustee or Nominee      in each Fund     Trustee or Nominee
-------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
-------------------------------------------------------------------
                                    $0(1)
                                    $0(2)
  Fred J. Ricciardi                 $0(3)         Over $100,000
                                    $0(4)
                                    $0(5)
-------------------------------------------------------------------

(1)  Shares held in Pioneer High Income Trust

(2)  Shares held in Pioneer Municipal High Income Trust

(3)  Shares held in Pioneer Municipal High Income Advantage Trust

(4)  Shares held in Pioneer Floating Rate Trust

(5)  Shares held in Pioneer Diversified High Income Trust

As of December 31, 2017, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Amundi Pioneer, Amundi, Amundi USA, Inc. or any other entity in a control relationship to Amundi Pioneer or Amundi Pioneer Distributor, Inc.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under
Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year the filing requirements applicable to such persons were met.

Executive officers

In addition to Ms. Jones, who serves as the President and Chief Executive Officer of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

----------------------------------------------------------------------------------------------
Name, age and position with each fund    Principal occupation(s)
----------------------------------------------------------------------------------------------
Christopher J. Kelley                    Vice President and Associate General Counsel of
(53)                                     Amundi Pioneer since January 2008 and
Secretary and Chief Legal Officer        Secretary and Chief Legal Officer of all of the
                                         Pioneer Funds since June 2010; Assistant
                                         Secretary of all of the Pioneer Funds from
                                         September 2003 to May 2010; and Vice
                                         President and Senior Counsel of Amundi Pioneer
                                         from July 2002 to December 2007
----------------------------------------------------------------------------------------------
Carol B. Hannigan                        Fund Governance Director of Amundi Pioneer
(57)                                     since December 2006 and Assistant Secretary of
Assistant Secretary                      all the Pioneer Funds since June 2010; Manager-
                                         Fund Governance of Amundi Pioneer from
                                         December 2003 to November 2006; and Senior
                                         Paralegal of Amundi Pioneer from January 2000
                                         to November 2003
----------------------------------------------------------------------------------------------
Thomas Reyes                             Senior Counsel of Amundi Pioneer since May
(55)                                     2013 and Assistant Secretary of all the Pioneer
Assistant Secretary                      Funds since June 2010; Counsel of Amundi
                                         Pioneer from June 2007 to May 2013; and Vice
                                         President and Counsel at State Street Bank from
                                         October 2004 to June 2007
----------------------------------------------------------------------------------------------
Mark E. Bradley                          Vice President -- Fund Treasury of Amundi
(58)                                     Pioneer; and Treasurer of all of the Pioneer Funds
Treasurer                                since March 2008; Deputy Treasurer of Amundi
                                         Pioneer from March 2004 to February 2008; and
                                         Assistant Treasurer of all of the Pioneer Funds
                                         from March 2004 to February 2008
----------------------------------------------------------------------------------------------
Luis I. Presutti                         Director -- Fund Treasury of Amundi Pioneer; and
(53)                                     Assistant Treasurer of all of the Pioneer Funds
Assistant Treasurer
----------------------------------------------------------------------------------------------
Gary Sullivan                            Senior Manager -- Fund Treasury of Amundi
(60)                                     Pioneer; and Assistant Treasurer of all of the
Assistant Treasurer                      Pioneer Funds
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Name, age and position with each fund    Principal occupation(s)
----------------------------------------------------------------------------------------------
David F. Johnson                         Senior Manager -- Fund Treasury of Amundi
(38)                                     Pioneer since November 2008; Assistant
Assistant Treasurer                      Treasurer of all of the Pioneer Funds since
                                         January 2009; and Client Service Manager --
                                         Institutional Investor Services at State Street
                                         Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------
Jean M. Bradley                          Chief Compliance Officer of Amundi Pioneer and
(65)                                     of all the Pioneer Funds since March 2010; Chief
Chief Compliance Officer                 Compliance Officer of Amundi Pioneer
                                         Institutional Asset Management, Inc. since
                                         January 2012; Chief Compliance Officer of
                                         Vanderbilt Capital Advisors, LLC since July 2012;
                                         Director of Adviser and Portfolio Compliance at
                                         Amundi Pioneer since October 2005; and
                                         Senior Compliance Officer for Columbia
                                         Management Advisers, Inc. from October 2003
                                         to October 2005
----------------------------------------------------------------------------------------------
Kelly K. O'Donnell                       Vice President -- Head of Investor Services Group
(47)                                     of Amundi Pioneer and Anti-Money Laundering
Anti-Money Laundering Officer            Officer of all the Pioneer Funds since 2006
----------------------------------------------------------------------------------------------

Compensation of Trustees and officers

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2018. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                          Pension or
                                          Retirement            Total
                                           Benefits         Compensation
                          Aggregate       Accrued as        from the Fund
                       Compensation        Part of            and Other
Name of Trustee        from each Fund    Fund Expenses      Pioneer Funds(1)
------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------
  Lisa M. Jones              $0.00*         $0.00                $0.00
                             $0.00**
----------------------------------------------------------------------------
  Kenneth J. Taubes          $0.00*         $0.00                $0.00
                             $0.00**
----------------------------------------------------------------------------

                                          Pension or
                                          Retirement            Total
                                           Benefits         Compensation
                          Aggregate       Accrued as        from the Fund
                       Compensation        Part of            and Other
Name of Trustee        from each Fund    Fund Expenses      Pioneer Funds(1)
------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------
  David R. Bock          $2,251.64*         $0.00          $286,563.00
                         $2,231.59**
------------------------------------------------------------------------------
  Benjamin M. Friedman   $2,244.18*         $0.00          $285,125.00
                         $2,224.26**
------------------------------------------------------------------------------
  Margaret B.W. Graham   $2,079.92*         $0.00          $253,500.00
                         $2,062.75**
------------------------------------------------------------------------------
  Lorraine H. Monchak    $2,106.49*         $0.00          $258,813.00
                         $2,089.17**
------------------------------------------------------------------------------
  Thomas J. Perna        $2,579.97*         $0.00          $350,125.00
                         $2,555.00**
------------------------------------------------------------------------------
  Marguerite A. Piret    $2,189.58*         $0.00          $274,563.00
                         $2,170.53**
------------------------------------------------------------------------------
  Fred J. Ricciardi      $1,996.83*         $0.00          $235,063.00
                         $1,968.34**
------------------------------------------------------------------------------
(1)  As of the fiscal year ended March 31, 2018, there were 44 U.S. registered funds in the Pioneer Funds.

*    Aggregate compensation from Pioneer High Income Trust.

**   Aggregate compensation from Pioneer Municipal High Income Advantage Trust.


The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2018. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust:

                                          Pension or
                                          Retirement            Total
                                           Benefits         Compensation
                          Aggregate       Accrued as        from the Fund
                       Compensation        Part of            and Other
Name of Trustee        from each Fund    Fund Expenses      Pioneer Funds(1)
------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------
  Lisa M. Jones              $0.00*         $0.00                $0.00
                             $0.00**
------------------------------------------------------------------------------
  Kenneth J. Taubes          $0.00*         $0.00                $0.00
                             $0.00**
------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------
  David R. Bock          $1,000.00*         $0.00          $286,563.00
                         $1,974.54**
------------------------------------------------------------------------------
  Benjamin M. Friedman   $1,000.00*         $0.00          $285,125.00
                         $1,968.77**
------------------------------------------------------------------------------
  Margaret B.W. Graham   $1,000.00*         $0.00          $253,500.00
                         $1,841.54**
------------------------------------------------------------------------------
  Lorraine H. Monchak    $1,000.00*         $0.00          $258,813.00
                                 $**
------------------------------------------------------------------------------
  Thomas J. Perna        $1,000.00*         $0.00          $350,125.00
                         $1,863.75**
------------------------------------------------------------------------------
  Marguerite A. Piret    $1,000.00*         $0.00          $274,563.00
                         $1,926.25**
------------------------------------------------------------------------------
  Fred J. Ricciardi      $1,000.00*         $0.00          $235,063.00
                         $1,767.77**
------------------------------------------------------------------------------
(1)  As of the fiscal year ended April 30, 2018, there were 44 U.S. registered funds in the Pioneer Funds.

*    Aggregate compensation from Pioneer Diversified High Income Trust.

**   Aggregate compensation from Pioneer Municipal High Income Trust.


The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2017. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Floating Rate Trust:
                                          Pension or
                                          Retirement            Total
                                           Benefits         Compensation
                          Aggregate       Accrued as        from the Fund
                       Compensation        Part of            and Other
Name of Trustee          from Fund      Fund Expenses      Pioneer Funds(1)
------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------
  Lisa M. Jones              $0.00          $0.00                $0.00
------------------------------------------------------------------------------
  Kenneth J. Taubes          $0.00          $0.00                $0.00
------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------
  David R. Bock          $2,443.50          $0.00          $286,188.00
------------------------------------------------------------------------------
  Benjamin M. Friedman   $2,463.42          $0.00          $289,375.00
------------------------------------------------------------------------------
  Margaret B.W. Graham   $2,268.52          $0.00          $257,000.00
------------------------------------------------------------------------------
  Lorraine H. Monchak    $2,280.18          $0.00          $258,813.00
------------------------------------------------------------------------------
  Thomas J. Perna        $2,813.95          $0.00          $348,063.00
------------------------------------------------------------------------------
  Marguerite A. Piret    $2,402.34          $0.00          $279,188.00
------------------------------------------------------------------------------
  Fred J. Ricciardi      $2,155.87          $0.00          $238,125.00
------------------------------------------------------------------------------
(1)  As of the fiscal year ended November 30, 2017, there were 44 U.S.
     registered funds in the Pioneer Funds.


Investment adviser and administrator

Amundi Pioneer (the "Adviser"), whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Amundi Pioneer is an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. Amundi is majority owned by Credit Agricole S.A. As of March 31, 2018, Amundi had more than $1.7 trillion in assets under management worldwide. As of March 31, 2018, Amundi Pioneer (and its U.S. affiliates) had over $89 billion in assets under management.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world, including each fund's investment adviser. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Prior to July 3, 2017, each fund's investment adviser was named Pioneer Investment Management, Inc.

Required vote

In accordance with the Agreement and Declaration of Trust for each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust and Pioneer High Income Trust, the affirmative vote of a plurality of the Common Shares of the fund present in person or by proxy at the meeting at which a quorum exists is required to elect each nominee for Trustee.

     - Mr. Perna, Ms. Piret and Mr. Ricciardi are the current nominees for election as Class II Trustees of Pioneer Diversified High Income Trust, Class III Trustees of Pioneer Floating Rate Trust and Class I Trustees of Pioneer High Income Trust. The three nominees receiving the greatest number of votes for Class II Trustee of Pioneer Diversified High Income Trust, Class III Trustee of Pioneer Floating Rate Trust and Class I Trustee of Pioneer High Income Trust will be elected to the Board of Trustees of such fund

In accordance with the Agreement and Declaration of Trust for each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares.

The affirmative vote of a plurality of the Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund.

     - Mr. Perna and Mr. Ricciardi are the current nominees for election as Class III Trustees of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. The two nominees receiving the greatest number of votes of the Common and Preferred Shares, voting as a single class, for Class III Trustee of each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust will be elected to the Board of Trustees of such fund.

The affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund.

     - Ms. Piret is the current nominee for election by the Preferred Shares only as a Class III Trustee of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. The nominee receiving the greatest number of votes of the Preferred Shares, voting as a separate class, for Class III Trustee of each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust will be elected to the Board of Trustees of such fund.

Recommendation

For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Perna, Ms. Piret and Mr. Ricciardi.

                              AUDITOR INFORMATION

Each fund's Board of Trustees, with the approval and recommendation of the Audit Committee, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the fund's current fiscal year.

Prior to July 3, 2017, the Adviser was an indirect, wholly owned subsidiary of UniCredit. On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of March 31, 2018, had more than $1.7 trillion in assets under management worldwide.

Deloitte & Touche LLP, each fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, resigned as each fund's independent registered public accounting firm upon the completion of the Transaction. Deloitte & Touche LLP's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which Deloitte & Touche LLP has served as each fund's independent registered public accounting firm, including each fund's two most recent fiscal years preceding the fiscal year ended June 30, 2017, Deloitte & Touche LLP's reports on each fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the fund's fiscal year ending November 30, 2017 (for Pioneer Floating Rate Trust), March 31, 2018 (for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust) or April 30, 2018 (for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust), as applicable.

Prior to its engagement, EY had advised each fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the SEC: (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions);
(b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved a fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of each fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of each fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Audit fees

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for the most recently completed fiscal year and Deloitte & Touche LLP for the prior fiscal year for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP and Deloitte & Touche LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.


                              For the fiscal year   For the fiscal year
                              ended 3/31/2018       ended 3/31/2017
-----------------------------------------------------------------------
Pioneer High Income Trust          $38,500.00            $49,954.00
-----------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Trust                 $38,500.00            $48,714.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 4/30/2018       ended 4/30/2017
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                    $38,500.00            $53,954.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                    $38,500.00            $51,534.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 11/30/2017      ended 11/30/2016
-----------------------------------------------------------------------
Pioneer Floating Rate Trust        $55,000.00            $76,738.00
-----------------------------------------------------------------------

Audit-related fees

The following are aggregate fees billed for assurance and related services by Ernst & Young LLP and Deloitte & Touche LLP to each fund that are related to agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                              For the fiscal year   For the fiscal year
                              ended 3/31/2018       ended 3/31/2017
-----------------------------------------------------------------------
Pioneer High Income Trust               $0.00               $231.00
-----------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Trust                 $12,000.00               $231.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 4/30/2018       ended 4/30/2017
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                         $0.00               $232.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                    $12,000.00               $232.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 11/30/2017      ended 11/30/2016
-----------------------------------------------------------------------
Pioneer Floating Rate Trust             $0.00               $231.00
-----------------------------------------------------------------------

Tax fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP and Deloitte & Touche LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                              For the fiscal year   For the fiscal year
                              ended 3/31/2018       ended 3/31/2017
-----------------------------------------------------------------------
Pioneer High Income Trust           $8,028.00             $9,904.00
-----------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Trust                  $8,028.00             $9,904.00
---------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 4/30/2018       ended 4/30/2017
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                    $10,115.00             $9,904.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                     $8,028.00             $9,904.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 11/30/2017      ended 11/30/2016
-----------------------------------------------------------------------
Pioneer Floating Rate Trust        $10,115.00             $9,904.00
-----------------------------------------------------------------------

All other fees

There were no fees billed for other services rendered by Ernst & Young LLP or Deloitte & Touche LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2018 and 2017, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended April 30, 2018 and 2017, for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended November 30, 2017 and 2016, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval.

General Audit Committee Approval Policy

     o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and
(b) all non-audit services to be provided by the fund's independent public accounting firm to Amundi Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Amundi Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Amundi Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young LLP and Deloitte & Touche LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

                              For the fiscal year   For the fiscal year
                              ended 3/31/2018       ended 3/31/2017
-----------------------------------------------------------------------
Pioneer High Income Trust               $0.00                 $0.00
-----------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Trust                      $0.00                 $0.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 4/30/2018       ended 4/30/2017
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                         $0.00                 $0.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                         $0.00                 $0.00
-----------------------------------------------------------------------
                              For the fiscal year   For the fiscal year
                              ended 11/30/2017      ended 11/30/2016
-----------------------------------------------------------------------
Pioneer Floating Rate Trust             $0.00                 $0.00
-----------------------------------------------------------------------

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum

As of the record date, July 10, 2018, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:

                                        Common Shares   Preferred Shares
---------------------------------------------------------------------------
Pioneer Diversified High Income Trust ...  8,332,790    None
Pioneer Floating Rate Trust ............. 24,738,174    None
Pioneer High Income Trust ............... 29,231,771    None
Pioneer Municipal High Income
     Advantage Trust .................... 23,889,020    Series 2021
                                                        VMTP
                                                        Variable Rate
                                                        Munifund
                                                        Term
                                                        Preferred
                                                        Shares
                                                        Series 2021   1,600
Pioneer Municipal High Income Trust ..... 22,771,349    Series 2021
                                                        VMTP
                                                        Preferred --
                                                        Variable Rate
                                                        Munifund
                                                        Term
                                                        Preferred
                                                        Shares
                                                        Series 2021   1,250

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each fund entitled to vote in person or by proxy, counted together, shall constitute a quorum for the transaction of business with respect to such fund.


Ownership of shares of the funds

To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:

Pioneer Diversified High Income Trust

Record Holder             Share Class   Number of Shares  % of Class
---------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004        Common          8,330,049       99.97%
---------------------------------------------------------------------

Pioneer Floating Rate Trust

Record Holder               Share Class       Number of Shares  % of Class
---------------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004           Common              24,736,351      99.99%
--------------------------------------------------------------------------
Pioneer High Income Trust

Record Holder               Share Class       Number of Shares  % of Class
---------------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004           Common              29,165,658      99.77%
--------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust

Record Holder               Share Class       Number of Shares  % of Class
--------------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004           Common              23,878,869      99.92%
--------------------------------------------------------------------------
                             Series 2021
Bank of New York             VMTP Preferred --
Mellon/Wells Fargo           Variable Rate
Bank N.A.                    Munifund Term
One Wall Street              Preferred Shares
New York, NY 10286           Series 2021              1,600     100.00%
--------------------------------------------------------------------------
Pioneer Municipal High Income Trust

Record Holder               Share Class       Number of Shares  % of Class
--------------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004           Common              22,759,050      99.95%
--------------------------------------------------------------------------
                             Series 2021
Bank of New York             VMTP Preferred --
Mellon/Wells Fargo           Variable Rate
Bank N.A.                    Munifund Term
One Wall Street              Preferred Shares
New York, NY 10286           Series 2021              1,250     100.00%
--------------------------------------------------------------------------

Shareholder proposals

Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2019 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60

State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2018 annual meeting, or on or before April 6, 2019. A proposal that is not to be included in a fund's proxy statement may be made at the 2019 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for the 2018 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2019 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2018 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2019 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2019 meeting is first made by the fund. The funds' By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about September 20, 2019, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting.

For each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust and Pioneer High Income Trust: one-third of the outstanding shares of the fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

For each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust: one-third of the outstanding Common and Preferred Shares of the fund entitled to vote, present in person or represented by proxy, counted together, constitutes a quorum for the transaction of business at the meeting.

Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum. "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date and the meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy on the motion for adjournment at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal. The meeting may be postponed prior to the meeting. If the meeting is postponed, the funds will give notice of the postponed meeting to shareholders.

On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As discussed more fully under Proposal 1 above, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal. Thus, abstentions and "broker non-votes" will have no effect on the voting for the election of Trustees in Proposal 1, because only votes "FOR" are considered in a plurality voting requirement.

Other business

While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Amundi Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Amundi Pioneer and Amundi Pioneer Distributor, Inc., aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The cost of its services is estimated at approximately $80,000.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 30, 2018

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                                                                   22246-10-0718

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER HIGH INCOME TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint
Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER HIGH INCOME TRUST                                            PROXY CARD

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

1. To elect three Class I trustees of Pioneer High
   Income Trust, as named in the attached proxy
   statement, each to serve on the Board of Trustees
   until his or her successor has been duly elected
   and qualified. The nominees for trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS I

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   c) Marguerite A. Piret                                [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

  THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint
Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER MUNICIPAL HIGH INCOME                                        PROXY CARD
ADVANTAGE TRUST

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

1. To elect two Class III trustees of Pioneer
   Municipal High Income Advantage Trust, as named
   in the attached proxy statement, each to serve on
   the Board of Trustees until his or her successor
   has been duly elected and qualified. The nominees
   for trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS III

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

  THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of Variable Rate Munifund Term Preferred Shares ("preferred shares") of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER MUNICIPAL HIGH INCOME                                        PROXY CARD
ADVANTAGE TRUST

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

1. To elect three Class III trustees of Pioneer
   Municipal High Income Advantage Trust, as named
   in the attached proxy statement, each to serve on
   the Board of Trustees until his or her successor
   has been duly elected and qualified. The nominees
   for trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS III

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   c) Marguerite A. Piret                                [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

 THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER MUNICIPAL HIGH INCOME TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint
Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER MUNICIPAL HIGH INCOME TRUST                                  PROXY CARD

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
   PROPOSAL:

1. To elect two Class III trustees of Pioneer
   Municipal High Income Trust, as named in the
   attached proxy statement, each to serve on the
   Board of Trustees until his or her successor has
   been duly elected and qualified. The nominees for
   trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS III

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

  THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER MUNICIPAL HIGH INCOME TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of Variable Rate Munifund Term Preferred Shares ("preferred shares") of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER MUNICIPAL HIGH INCOME TRUST                                  PROXY CARD

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
   PROPOSAL:

1. To elect three Class III trustees of Pioneer
   Municipal High Income Trust, as named in the
   attached proxy statement, each to serve on the
   Board of Trustees until his or her successor has
   been duly elected and qualified. The nominees for
   trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS III

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   c) Marguerite A. Piret                                [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

 THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER FLOATING RATE TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint
Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER FLOATING RATE TRUST                                          PROXY CARD

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

1. To elect three Class III trustees of Pioneer
   Floating Rate Trust, as named in the attached
   proxy statement, each to serve on the Board of
   Trustees until his or her successor has been duly
   elected and qualified. The nominees for trustee
   are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS III

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   c) Marguerite A. Piret                                [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

  THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

                               PROXY CARD

[LOGO]AMUNDI PIONEER ASSET     PIONEER DIVERSIFIED HIGH INCOME TRUST
      MANAGEMENT
                               SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO      ------------------------------------------------
MATTER HOW MANY SHARES YOU                  PROXY VOTING OPTIONS
OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR            [LOGO] MAIL    1. MAIL your signed and voted
CONSIDERATION IS SIGNIFICANT                  proxy back in the postage paid
TO THE FUND AND TO YOU AS A                   envelope provided
FUND SHAREHOLDER. PLEASE TAKE
THE TIME TO READ PROXY         [LOGO] ONLINE  2. ONLINE at
STATEMENT AND CAST YOUR PROXY                 https://vote.proxyonline.com
VOTE TODAY!                                   using your proxy voting number
                                              found below

                               [LOGO] PHONE   3. PHONE dial toll-free
                                              (888) 227-9349 to reach an
                                              automated touchtone voting line

                               [LOGO] LIVE    4. LIVE with a live operator
                                              when you call toll-free
                                              (800) 859-8508 Monday through
                                              Friday 9 a.m. to 10 p.m. Eastern
                                              time

                               CONTROL NUMBER -- SAMPLE
                               ------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 20, 2018

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 20, 2018, at 1:00 p.m. (Eastern time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
https://vote.proxyonline.com/Pioneer/docs/pioneerclosedendfunds.pdf

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]

PIONEER DIVERSIFIED HIGH INCOME                                      PROXY CARD
TRUST

IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING. THE SHARES
REPRESENTED BY THIS PROXY WILL BE
VOTED AS DIRECTED BY THE
UNDERSIGNED.
                                     ------------------------------------------
Note: In signing, please write       SIGNATURE(s)                         DATE
name(s) exactly as they appear on    [TITLE(s) IF APPLICABLE]
this proxy. When signing as
attorney, executor, administrator
or other fiduciary, please give
your full title as such. Joint
owners should each sign personally.
                                     ------------------------------------------
                                     SIGNATURE OF JOINT OWNER, IF ANY     DATE
-------------------------------------
TO VOTE, MARK ONE CIRCLE IN BLUE OR
BLACK INK. Example: .

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER DIVERSIFIED HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
   PROPOSAL:

1. To elect three Class II trustees of Pioneer
   Diversified High Income Trust, as named in the
   attached proxy statement, each to serve on the
   Board of Trustees until his or her successor has
   been duly elected and qualified. The nominees for
   trustee are:
                                                         FOR  WITHHOLD  FOR ALL
                                                         ALL    ALL     EXCEPT
   CLASS II

   a) Thomas J. Perna                                    [_]    [_]       [_]

   b) Fred J. Ricciardi                                  [_]    [_]       [_]

   c) Marguerite A. Piret                                [_]    [_]       [_]

   To withhold authority to vote "FOR" any individual
   nominee, mark the "FOR ALL EXCEPT" box and write the
   nominee's letter(s) on the line provided below.
   ------------------------------------------------------

                         YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

  THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE
                     VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                                 THE PROPOSAL.

                             THANK YOU FOR VOTING

 [PROXY ID NUMBER HERE]        [BAR CODE HERE]                    [CUSIP HERE]